SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement     [ ]  Confidential,  for  Use  of  the
                                          Commission Only
[  ] Definitive Proxy Statement           (as permitted by Rule 14a-6(e)(2))
[  ] Definitive additional materials

[  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               VALUE EQUITY TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

                         SCUDDER SELECT 1000 GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder Select 1000 Growth Fund (the "Fund"), a series of Value Equity Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

         Proposal 1:       To elect Trustees of the Trust;

         Proposal 2:       To approve or  disapprove a change in the Fund's sub-
                           classification from a diversified company to a non-diversified company; and

         Proposal 3: To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

         The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

         Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                        By Order of the Board,


                                                        [Signature]
                                                        John Millette
                                                        Secretary

April 24, 2000

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               VALUE EQUITY TRUST
                         Scudder Select 1000 Growth Fund
                             Two International Place
                           Boston, Massachusetts 02110

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are referred to as the "Trustees") of Value Equity Trust (the "Trust") for use at the Special Meeting of Shareholders of Scudder Select 1000 Growth Fund (the "Fund"), to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about April 24, 2000 or as soon as practicable thereafter.

         In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

         THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 728-3337 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

Background

         Proposal 1 in this Proxy Statement is part of a program proposed by Scudder Kemper to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are also proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. Many of the proposed consolidations are also expected to result in lower operating expenses for shareholders of acquired funds.

         There are currently five different Boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. This initiative is described in greater detail in Proposal 1 below. In Proposal 2 below, shareholders of the Fund are being asked to approve a change in the Fund's sub-classification as a diversified company. As described below, the change is intended to enable the Fund to maintain its current investment strategy.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, as part of the overall restructuring effort outlined above, shareholders of the Fund will be asked to elect nine individuals to constitute the Board of Trustees of the Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Trust or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are being nominated for election as trustees/directors of the AARP Funds and of the open-end, directly-distributed, no-load Scudder Funds.

         As stated above, currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Fund and Scudder Kemper.

         Election of each of the listed nominees for Trustee on the Board requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

Nominees for Election as Trustees:

Henry P. Becton, Jr. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree cum laude from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

Linda C. Coughlin (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

Dawn-Marie Driscoll (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

Edgar R. Fiedler (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996. Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin. Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

Keith R. Fox (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox is currently a Trustee of the Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

Joan Edelman Spero (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero is currently a Trustee of the Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

Jean Gleason Stromberg (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the Securities and Exchange Commission's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the Securities and Exchange Commission's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

Jean C. Tempel (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

Steven Zaleznick (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

Trustees Not Standing for Re-election:

---------------------------- ------------------------------------------------
                                          Present Office with the Trust;
                                        Principal Occupation or Employment
Name (Age)                                      and Directorships

---------------------------- ------------------------------------------------
---------------------------- ------------------------------------------------
Sheryle J. Bolton (53)        Trustee;  CEO and  Director,  Scientific  Learning
                              Corporation. Ms. Bolton serves on the boards of an additional 5 trusts or corporations whose funds are advised by Scudder Kemper.

---------------------------- ------------------------------------------------
---------------------------- ------------------------------------------------
William T. Burgin (56)       Trustee;   General   Partner,   Bessemer   Venture
                              Partners. Mr. Burgin serves on the boards of an additional 4 trusts or corporations whose funds are advised by Scudder Kemper.

---------------------------- ------------------------------------------------
---------------------------- ------------------------------------------------
William H. Luers (70)         Trustee;  Chairman and  President,  United Nations
                              Association of America. Mr. Luers serves on the boards of an additional 6 trusts or corporations whose funds are advised by Scudder Kemper.

---------------------------- -----------------------------------------------
--------------------------- ------------------------------------------------
Kathryn L. Quirk (47)*        Trustee,  Vice President and Assistant  Secretary;
                              Managing  Director of Scudder  Kemper.  Ms.  Quirk
                              serves on the boards of an additional 18 trusts or
                              corporations  whose  funds are  advised by Scudder
                              Kemper.
---------------------------- -----------------------------------------------

* Nominee or Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Trust.

Responsibilities of the Board -- Board and Committee Meetings

         A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at the Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Trust is managed in the best interests of its shareholders.

         The Trustees meet several times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees of the Trust conducted over 20 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees). Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company
Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

         The Board of the Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Board has an Executive Committee and a Valuation Committee.

Audit Committee

         The Audit Committee reviews with management and the independent public accountants for each series of the Trust, among other things, the scope of the audit and the internal controls of each series and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices for each series of the Trust.

         As suggested by the Advisory Group Report, the Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

Committee on Independent Trustees

         The Board of Trustees of the Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness.

Attendance

         As noted above, the Trustees of the Trust conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Trust met nine times, the Audit Committee met two times and the Committee on Independent Trustees met one time during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the full Board of Trustees held during calendar year 1999. In addition, each Independent Trustee attended 100% of the total meetings of the Audit Committee and the Committee on Independent Trustees held during that period.

Honorary Trustees

          Paul Bancroft III, Wilson Nolen, Thomas J. Devine and Robert G. Stone, Jr. currently serve as Honorary Trustees of the Trust. Honorary Trustees are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Honorary Trustees are appointed by the Board of Trustees and will continue to serve in their present capacities following the Reorganization.

Officers

         The following persons are officers of the Trust:

---------------------------- ---------------------------------------- ----------
                              Present Office with the Trust            Year
                              Principal Occupation or                  First
Name (Age)                         Employment1                         Became an
                                                                       Officer2
---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
Linda C. Coughlin (48)       President; Managing Director of          2000
                             Scudder Kemper
---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
John R. Hebble (41)          Treasurer; Senior Vice President of      1998
                             Scudder Kemper
---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
Ann M. McCreary (43)         Vice President; Managing Director of     1998
                             Scudder Kemper
---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
Kathleen T. Millard (40)     Vice President; Managing Director of     1995
                             Scudder Kemper

---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
John Millette (38)           Vice President and Secretary; Vice       1999
                             President of Scudder Kemper
---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
Caroline Pearson (38)        Assistant Secretary; Senior Vice         1997
                             President of Scudder Kemper;
                             Associate, Dechert Price & Rhoads (law
                             firm) 1989 to 1997
---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
Kathryn L. Quirk (47)        Trustee, Vice President and Assistant    1997
                             Secretary; Managing Director of
                             Scudder Kemper
---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
Lois R. Roman (35)           Vice President; Senior Vice President    1999
                             of Scudder Kemper

---------------------------- ---------------------------------------- ---------
---------------------------- ---------------------------------------- ---------
Robert Tymoczko (30)         Vice President; Senior Vice President    1999
                             of Scudder Kemper; full-time student
                             (1995-1997)
---------------------------- ---------------------------------------- ---------

1 Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity. Compensation of Trustees and Officers

2 The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Corporation.

                     COMPENSATION OF TRUSTEES AND OFFICERS

         The Trust pays each Independent Trustee an annual Trustee's fee for each series of the Trust plus specified amounts for Board and committee meetings attended and reimburses for expenses related to Fund business.

         Each Independent Trustee receives an annual Trustee's fee of $3,500 per fund. Each Independent Trustee also receives fees of $325 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Trust and Scudder Kemper, or any of its affiliates. Each Independent Trustee also receives $100 per fund for all other committee meetings attended. The newly-constituted Board may determine to change its compensation structure.

         The Independent Trustees are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Trustees who have volunteered to leave the board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion, ranging from $1,149 to $1,628 per Trustee, will be paid by the Fund.

         Scudder Kemper supervises the Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Trust does not make any direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Board and committee meetings.

         The following Compensation Table provides in tabular form the following data:

         Column (1) All Trustees who receive compensation from the Trust.

         Column (2) Aggregate compensation received by each Trustee of the Trust during calendar year 1999.

         Column (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

                               Compensation Table

----------------------- --------------------------- ----------------------------
Trustees                Aggregate Compensation      Total Compensation from
                        (number of series)          Fund Complex Paid to
                                                    Trustee

----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
Sheryle J. Bolton       $23,400 (4 series)          $179,860  (26 funds)
----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
William T. Burgin       $22,100 (4 series)          $160,325  (25 funds)
----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
Keith R. Fox            $22,100 (4 series)          $160,325  (25 funds)
----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
William H. Luers        $24,700 (4 series)          $212,596  (28 funds)
----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
Joan E. Spero           $24,700 (4 series)          $175,275  (25 funds)
----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
Paul Bancroft III,*     $18,200 (4 series)          $159,991  (27 funds)
Honorary Trustee
----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
Wilson Nolen,           $         0 (4 series)      $  63,598    (6 funds)
Honorary Trustee
----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
Robert G. Stone, Jr.,   $         0 (4 series)      $    9,000    (1 fund)
Honorary Trustee
----------------------- --------------------------- ----------------------------
----------------------- --------------------------- ----------------------------
Thomas J. Devine,       $         0 (4 series)      $           0    (0 funds)
Honorary Trustee
----------------------- --------------------------- ----------------------------

* Prior to November 1, 1999, Mr. Bancroft served as a Trustee of the Trust. As of November 1, 1999, Mr. Bancroft serves in the capacity of Honorary Trustee. The compensation in this table reflects any fees received by Mr. Bancroft in both capacities.

            The Trustees unanimously recommend that the shareholders of the Fund vote for each nominee.

    PROPOSAL 2:     CHANGE IN THE FUND'S SUB-CLASSIFICATION FROM A DIVERSIFIED
                    COMPANY TO A NON-DIVERSIFIED COMPANY

         As described below, Scudder Kemper has recommended, and the Board has approved, a change in the Fund's sub-classification from "diversified" to "non-diversified." Scudder Kemper has indicated to the Board that this change is necessary to enable the Fund to maintain its current investment strategy.

         The Fund's investment objective is to provide long-term growth of capital through investment in selected stocks of the Russell 1000 Growth Index, an unmanaged index of growth-oriented large company stocks (the "Index"). The Fund's portfolio management team uses a proprietary computer model to weight the stocks of companies in the Index (based on the companies' growth prospects, relative valuation, and price momentum) and then selects securities to create a portfolio with weightings similar to those of the Index. Under normal circumstances, at least 80% of the Fund's total assets are invested in the stocks of companies in the Index.

         Over the past year, the number of companies in the Index that have an index weight of 5% or greater has increased. As of May 1999, the only company that had an index weight of greater than 5% was General Electric at 5.67%. As of March 30, 2000, four companies (General Electric, Cisco, Intel and Microsoft) each had an index weight of greater than 5%, accounting for approximately 23% of the value of the Index. If this trend continues, as a diversified company (as described below), the Fund may be forced to alter its investment strategy because it would be unable to match or weight its investments in certain securities in the Index given the diversification requirement described below. Consequently, the Fund may have more difficulty maintaining performance results similar to the Index as a diversified company than as a non-diversified company. As a result, the Board recommends that Fund shareholders approve the Proposal to change the Fund's sub-classification under Section 5(b) of the 1940 Act from "diversified" to "non-diversified."

         As mentioned above, the Fund is currently sub-classified as a "diversified company" under Section 5(b) of the 1940 Act. As a "diversified company," the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited with respect to any single issuer to an amount not more than 5% of the Fund's total assets and not more than 10% of such issuer's outstanding voting securities (the "75% Basket").

         For example, if the Fund's portfolio includes, at the time of purchase, a security that constitutes 6% of the Fund's total assets, that position would be excluded from the 75% basket. In addition, if shares of a security held by the Fund constitute more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is designed to prevent such funds from controlling portfolio companies.

          As stated above, the Board recommends that Fund shareholders approve the Proposal to change the Fund's sub-classification under Section 5(b) from "diversified" to "non-diversified." If the shareholders approve the Proposal, the Fund will no longer be required to comply with the diversification standards outlined above. The Fund intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income.(3) Although the Fund will be subject to the diversification standards imposed by the Code, a change in the Fund's sub-classification to a non-diversified investment company will permit the Fund to concentrate its investments in fewer issuers than is now the case.

3 In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         While investing a larger portion of the Fund's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Fund's net asset value may become more volatile. However, Scudder Kemper believes that these additional risks are outweighed by the potential benefits.

      The Trustees unanimously recommend that the shareholders of the Fund vote in favor of this Proposal 2.

                 PROPOSAL 3:    RATIFICATION OR REJECTION OF THE SELECTION OF
                                INDEPENDENT ACCOUNTANTS

         The  Board  of the  Trust,  including  a  majority  of the  Independent
Trustees,  has  selected   PricewaterhouseCoopers  LLP  to  act  as  independent
accountants of the Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

           The Trustees unanimously recommend that the shareholders of the Fund vote in favor of this Proposal 3.

                             ADDITIONAL INFORMATION

General

         The cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder Kemper. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

         The presence at the shareholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of the Trust (for a Trust-wide vote) or the Fund (for a Fund-by-Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust-wide or a Fund-by-Fund vote will require, respectively, the affirmative vote of the holders of a majority of the Trust's or Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting.

         Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1, and will have the effect of a "no" vote on Proposals 2 and 3.

         Holders of record of the shares of the Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there 1,946,483 shares of the Fund outstanding.

         Appendix 1 sets forth the beneficial owners of more than 5% of the shares of any series of the Trust. To the best of the Trust's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of the outstanding shares of any series of the Trust, except as set forth in Appendix 1.

         Appendix 2 hereto sets forth the number of shares of each series of the Trust owned directly or beneficially by the Trustees of the Board and by the nominees for election.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,929. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Proposals of Shareholders

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters To Come Before the Meeting

         No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

         PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

         By Order of the Board,

         [John Millette signature]
         John Millette
         Secretary

                                   APPENDIX 1

                        Beneficial Owners of Fund Shares

As of January 31, 2000, 94,034 shares in the aggregate, or 5.49% of the outstanding shares, of Value Fund - Class A Shares were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2000, 123,383 shares in the aggregate, or 7.21% of the outstanding shares, of Value Fund - Class A Shares were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2000, 116,233 shares in the aggregate, or 9.24% of the outstanding shares, of Value Fund - Class B Shares were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2000, 164,596 shares in the aggregate, or 13.08% of the outstanding shares, of Value Fund - Class B Shares were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2000, 17,557 shares in the aggregate, or 6.25% of the outstanding shares, of Value Fund - Class C Shares were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2000, 24,223 shares in the aggregate, or 8.62% of the outstanding shares, of Value Fund - Class C Shares were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

Scudder Kemper's Ownership of Fund Shares

Certain accounts for which Scudder Kemper acts as investment adviser owned 831,978 shares in the aggregate, or 5.33% of the outstanding shares, of Value Fund - Scudder Shares on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

                                   APPENDIX 2

                   Fund Shares Owned by Nominees and Trustees

         Many of the nominees and Trustees own shares of the series of the Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of any series of the Trust constitute less than 1% of the outstanding shares of such fund. Unless otherwise noted, as a group, the Trustees and officers own less than 1% of the shares of any series of the Trust.

                             Scudder Large    Scudder      Scudder
                             Company Value     Select    Select 1000     Value
                                  Fund        500 Fund   Growth Fund     Fund*

Henry P. Becton, Jr. (1)        115 (4)       389 (6)       137 (8)    87 (10)

Sheryle J. Bolton (1)             548            0             0         2,336

William T. Burgin (1)            4,575           0             0             0

Linda C. Coughlin (1)              0             0             0           171

Dawn-Marie Driscoll (1)            37           75            66           453

Edgar R. Fiedler (1)               0             0             0             0

Keith R. Fox (1)                  509           780           689          618

William H. Luers (1)               0             0             0             0

Kathryn L. Quirk (2)              331            0             0             0

Joan Edelman Spero (2)             38           78            69            43

Jean Gleason Stromberg (2)         0             0             0             0

Jean C. Tempel (1)                 0             0             0             0

Steven Zaleznick (3)               0             0             0             0


All Trustees and               26,187 (5)   1,322 (7)      961 (9)    3,708(11)
Officers as a Group


* Ownership of shares of Value Fund is in the Scudder Shares class of the Fund.

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Mr. Becton's shares in Scudder Large Company Value Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) As a group, as of January 31, 2000, the Trustees and officers of Scudder Large Company Value Fund held 6,038 shares with sole voting and investment power, and 20,149 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) Mr. Becton's shares in Scudder Select 500 Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) As a group, as of January 31, 2000, the Trustees and officers of Scudder Select 500 Fund held 933 shares with sole voting and investment power, and 389 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) Mr. Becton's shares in Scudder Select 1000 Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) As a group, as of January 31, 2000, the Trustees and officers of Scudder Select 1000 Growth Fund held 824 shares with sole voting and investment power, and 137 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) Mr. Becton's shares in Value Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(11) As a group, as of January 31, 2000, the Trustees and officers of Value Fund held 3,621 shares with sole voting and investment power, and 87 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

                                  FORM OF PROXY

        [Logo]                                    YOUR VOTE IS IMPORTANT!
        [Address]

                                                VOTE TODAY BY MAIL,
                                         TOUCH-TONE PHONE OR THE INTERNET
                                         CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                         LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: xxx xxx xxx xxx xx ***        Please fold and detach card
                                                  at perforation before mailing.

SCUDDER SELECT 1000 GROWTH FUND

PROXY             SPECIAL MEETING OF SHAREHOLDERS - JULY 13, 2000          PROXY


         The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on July 13, 2000 at 3:00 p.m., Eastern time, and at any adjournments thereof.

                              PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED
                                     ENVELOPE. NO POSTAGE IS REQUIRED.

                              Dated ____________________________,2000

                              Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                            ----------------------------------------------------

                            ----------------------------------------------------
                                        Signature(s) of Shareholder(s)

    [Logo]                               YOUR VOTE IS IMPORTANT!
    [Address]

                                       VOTE TODAY BY MAIL,
                                TOUCH-TONE PHONE OR THE INTERNET
                                CALL TOLL FREE 1-xxx-xxx-xxxx OR
                                LOG ON TO WWW.PROXYWEB.COM/xxxxx

           Please fold and detach card at perforation before mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.
THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.


                   Please vote by filling in the boxes below.

                                                 FOR all        WITHHOLD
                                                 nominees       authority to
                                                 listed         vote for all
                                                 (except as     nominees listed
                                                 noted in
                                                 space
                                                 provided)
PROPOSAL 1

To elect  Trustees to hold office  until
their  respective  successors  have been
duly  elected  and  qualified  or  until          ______              _______
their earlier resignation or removal.

NOMINEES:

(01) Henry P. Becton,  Jr. (02) Linda C.
Coughlin (03)  Dawn-Marie  Driscoll (04)
Edgar R.  Fiedler (05) Keith R. Fox (06)
Joan  Edelman  Spero  (07) Jean  Gleason
Stromberg   (08)  Jean  C.  Tempel  (09)
Steven Zaleznick

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

----------------------------------------

PROPOSAL 2                                    FOR        AGAINST        ABSTAIN

To   approve  a  change  in  the  Fund's
sub-classification from a diversified company to a non-diversified company

PROPOSAL 3

To    ratify    the     selection     of
PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                           PLEASE SIGN ON REVERSE SIDE